Exhibit 77(q1)

Exhibits

(a)(1)   Articles of Amendment dated January 27, 2012 regarding the dissolution of Service 2 Class shares of ING Global Bond Portfolio – Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Form N-1A Registration Statement on April 23, 2012 and incorporated herein by reference.

(a)(2)   Articles of Amendment effective April 30, 2012 to Article of Incorporation of ING Partners, Inc. dated July 31, 1997 regarding name change for ING Baron Growth Portfolio (formerly, ING Baron Small Cap Growth Portfolio) – Filed herein.

(e)(1)   Amended Schedule A and Amended Schedule B effective May 1, 2012 to the Investment Advisory Agreement dated May 1, 2013 between ING Partners, Inc. and Directed Services LLC – Filed as an exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on April 23, 2012 and incorporated herein by reference.

(e)(2)   Letter agreement effective May 1, 2012 between Directed Services LLC and ING Partners, Inc. regarding waiver of advisory fee and reduction of the investment management fee for ING Global Bond Portfolio – Filed as an exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on April 23, 2012 and incorporated herein by reference.

(e)(3)   Letter agreement effective May 1, 2012 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING American Century Small-Mid Cap Value Portfolio from May 1, 2012 through and including May 1, 2013 – Filed as an exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on April 23, 2012 and incorporated herein by reference.

(e)(4)   Letter agreement effective May 1, 2012 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING Columbia Small Cap Value II Portfolio from May 1, 2012 through and including May 1, 2013 – Filed as an exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on April 23, 2012 and incorporated herein by reference.

(e)(5)   Letter agreement effective May 1, 2012 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING Davis New York Venture Portfolio from May 1, 2012 through and including May 1, 2013 – Filed as an exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on April 23, 2012 and incorporated herein by reference.

(e)(6)   Letter agreement effective May 1, 2012 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING Invesco Van Kampen Comstock Portfolio for the period from May 1, 2012 through and including May 1, 2013 – Filed as an exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on April 23, 2012 and incorporated herein by reference.

(e)(7)   Letter agreement effective May 1, 2012 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING T. Rowe Price Growth Equity Portfolio for the period from May 1, 2012, through and including May 1, 2013 – Filed as an exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on April 23, 2012 and incorporated herein by reference.

(e)(8)   Letter Agreement dated May 1, 2012 to reduce annual investment management fee for ING T. Rowe Price Growth Equity Portfolio for the period from May 1, 2012 through and including May 1, 2013 (reduction in excess of $500,000 all ING funds managed by T. Rowe Price) – Filed as an exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on April 23, 2012 and incorporated herein by reference.

(e)(9)   Amended Schedule A effective January 1, 2012 to the Sub-Advisory Agreement dated October 31, 2005 between Davis Selected Advisers, L.P. and Directed Services LLC – Filed as an exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on April 23, 2012 and incorporated herein by reference.

(e)(10)   Letter Agreement dated May 1, 2012 between Directed Services LLC and ING Investment Management Advisors B.V. to reduce the annual management fee for ING Global Bond Portfolio from May 1, 2012 through May 1, 2013 – Filed herein.

(e)(11)   Letter Agreement dated May 1, 2012 between Directed Services LLC and ING Investment Management Co. LLC to reduce the annual management fee for ING Global Bond Portfolio from May 1, 2012 through May 1, 2013 – Filed herein.

(e)(12) Letter Agreement dated May 1, 2012 between Directed Services LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited to reduce the annual management fee for ING Global Bond Portfolio from May 1, 2012 through May 1, 2013 – Filed herein.